COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of March 31, 2010				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	Mar 31, 2010

Dallas, TX	3,678	$209,767	7.5%	96.6%	$677.93
Jacksonville, FL	3,471	$203,382	7.3%	97.1%	$746.58
Atlanta, GA	3,253	$253,843	9.1%	97.0%	$753.54
Houston, TX	3,191	$227,148	8.1%	95.5%	$779.02
Austin, TX	2,255	$160,458	5.8%	96.0%	$713.31
Nashville, TN	1,855	$129,868	4.7%	96.0%	$744.17
Tampa, FL	1,779	$124,734	4.5%	97.8%	$855.10
Raleigh/Durham, NC	1,341	$123,489	4.4%	94.9%	$770.43
Phoenix, AZ	1,024	$116,468	4.2%	93.2%	$726.88
South Florida	480	$53,476	1.9%	97.3%	$1,242.91
Orlando, FL	288	$14,844	0.5%	99.0%	$706.45
Large Markets	22,615	$1,617,477	58.0%	96.3%	$756.56

Memphis, TN	3,581	$193,544	6.9%	97.0%	$680.38
Columbus, GA	1,509	$79,045	2.8%	96.8%	$697.06
Jackson, MS	1,241	$60,992	2.2%	96.4%	$706.26
Greenville, SC	1,140	$51,703	1.9%	95.9%	$554.71
Lexington, KY	924	$61,144	2.2%	97.6%	$698.39
Little Rock, AR	808	$43,757	1.6%	95.9%	$662.45
Savannah, GA	526	$44,636	1.6%	98.3%	$812.59
All Other Secondary	10,616	$587,424	21.0%	96.9%	$686.37
Secondary Markets	20,345	$1,122,245	40.2%	96.8%	$682.80

Subtotal	42,960	$2,739,722	98.2%	96.6%	$721.63

Development and Lease-up Properties	645	$51,511	1.8%	95.5%	$852.84

Total Portfolio	43,605	$2,791,233	100.0%	96.6%	$723.57

NUMBER OF APARTMENT UNITS

	2010	2009
	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31

100% Owned Properties	42,206	42,684	41,767	41,764	41,626
Properties in Joint Ventures	1,399	920	920	626	626
Total Portfolio	43,605	43,604	42,687	42,390	42,252

SAME STORE (EXCLUDES 3 FULL RENOVATION COMMUNITIES) Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of March 31, 2010 unless otherwise noted

		Three Months Ended March 31, 2010
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,184	$ 7,072	$ 3,314	$ 3,758	$ 667.28	96.3%	95.3%	52.9%
Jacksonville, FL	2,947	$ 6,879	$ 2,760	$ 4,119	$ 751.99	97.0%	94.1%	56.1%
Atlanta, GA	2,943	$ 7,011	$ 3,040	$ 3,971	$ 743.49	97.0%	94.8%	54.2%
Houston, TX	2,646	$ 6,345	$ 3,134	$ 3,211	$ 767.67	95.7%	93.2%	65.8%
Nashville, TN	1,855	$ 4,393	$ 1,772	$ 2,621	$ 744.17	96.0%	93.7%	54.1%
Austin, TX	1,776	$ 4,228	$ 2,078	$ 2,150	$ 721.44	95.7%	93.5%	60.1%
Tampa, FL	1,120	$ 2,938	$ 1,204	$ 1,734	$ 818.70	97.7%	95.1%	46.0%
Raleigh/Durham, NC	834	$ 2,091	$ 709	$ 1,382	$ 774.56	96.0%	95.7%	47.6%
South Florida	480	$ 1,836	$ 661	$ 1,175	$ 1,242.91	97.3%	97.2%	48.1%
Phoenix, AZ	480	$ 967	$ 512	$ 455	$ 669.15	90.4%	86.1%	61.0%
Orlando, FL	288	$ 638	$ 257	$ 381	$ 706.45	99.0%	97.9%	54.2%
Subtotal	18,553	$ 44,398	$ 19,441	$ 24,957	$ 749.53	96.3%	94.3%	55.7%

Secondary Markets
Memphis, TN	3,210	$ 6,769	$ 3,096	$ 3,673	$ 680.87	96.9%	94.1%	51.9%
Columbus, GA	1,509	$ 3,364	$ 1,381	$ 1,983	$ 697.06	96.8%	96.1%	75.0%
Jackson, MS	1,241	$ 2,856	$ 1,090	$ 1,766	$ 706.26	96.4%	95.4%	55.8%
Greenville, SC	1,140	$ 2,059	$ 941	$ 1,118	$ 554.71	95.9%	92.0%	54.6%
Lexington, KY	924	$ 2,032	$ 766	$ 1,266	$ 698.39	97.6%	94.7%	59.2%
Little Rock, AR	808	$ 1,712	$ 651	$ 1,061	$ 662.45	95.9%	96.2%	54.7%
Savannah, GA	526	$ 1,411	$ 550	$ 861	$ 812.59	98.3%	96.2%	60.5%
All Other Secondary	10,322	$ 22,748	$ 9,436	$ 13,312	$ 685.01	96.9%	95.5%	58.3%
Subtotal	19,680	$ 42,951	$ 17,911	$ 25,040	$ 682.16	96.8%	95.1%	58.1%

Operating Same Store	38,233	$ 87,349	$ 37,352	$ 49,997	$ 714.85	96.6%	94.7%	56.9%

Revenue Straight-line Adjustment (2)		$ 19		$ 19
Total Same Store		$ 87,368		$ 50,016

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED DECEMBER 31, 2009 (PRIOR QUARTER) AND THREE MONTHS ENDED MARCH 31, 2009 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	1.2%	-0.5%	5.8%	7.9%	-2.5%	-6.8%	0.8%	0.2%	-1.0%	-4.3%
Jacksonville, FL	-0.1%	-3.1%	-0.9%	-1.6%	0.5%	-4.1%	1.3%	1.9%	-1.4%	-6.4%
Atlanta, GA	2.2%	0.5%	-4.2%	2.2%	7.7%	-0.7%	0.9%	2.0%	-0.8%	-5.0%
Houston, TX	0.4%	-5.2%	6.7%	11.4%	-5.1%	-17.2%	1.6%	0.5%	-1.5%	-6.0%
Nashville, TN	1.9%	-2.0%	4.7%	5.1%	0.2%	-6.3%	3.0%	0.4%	-1.4%	-5.3%
Austin, TX	1.5%	1.6%	9.0%	7.6%	-4.8%	-3.7%	0.7%	1.8%	-1.2%	-6.2%
Tampa, FL	-1.1%	-2.6%	-2.8%	-2.7%	0.1%	-2.6%	1.3%	2.3%	-0.7%	-4.3%
Raleigh/Durham, NC	2.1%	1.1%	0.0%	11.5%	3.2%	-3.5%	-1.0%	0.9%	-1.2%	-6.9%
South Florida	-0.9%	-3.4%	0.6%	3.3%	-1.8%	-6.8%	1.7%	-1.5%	-0.2%	-0.8%
Phoenix, AZ	1.3%	-2.6%	-3.8%	2.8%	7.6%	-8.1%	-0.2%	2.3%	-2.0%	-12.2%
Orlando, FL	3.7%	-0.2%	-3.4%	-1.2%	9.2%	0.5%	1.4%	3.2%	-1.1%	-5.6%
Subtotal	1.0%	-1.6%	2.1%	4.8%	0.1%	-6.1%	1.1%	1.2%	-1.1%	-5.5%

Secondary Markets
Memphis, TN	1.6%	1.6%	3.1%	2.7%	0.4%	0.8%	1.9%	-0.8%	-0.4%	-0.7%
Columbus, GA	3.6%	-1.3%	1.4%	1.5%	5.2%	-3.2%	5.2%	1.6%	-1.4%	-4.4%
Jackson, MS	2.5%	5.9%	5.4%	15.8%	0.9%	0.5%	-0.7%	-1.1%	-0.1%	1.5%
Greenville, SC	1.5%	-0.7%	0.3%	12.0%	2.6%	-9.3%	1.2%	0.1%	-0.5%	-5.5%
Lexington, KY	0.3%	2.8%	2.1%	0.8%	-0.8%	4.1%	1.3%	4.7%	-1.3%	-4.7%
Little Rock, AR	0.8%	0.3%	0.2%	5.9%	1.2%	-2.8%	-0.3%	-2.1%	-0.1%	-0.1%
Savannah, GA	1.7%	-1.5%	3.8%	6.6%	0.5%	-6.0%	0.6%	-0.9%	-2.0%	-4.9%
All Other Secondary	1.8%	2.5%	1.5%	3.6%	2.1%	1.7%	1.6%	2.3%	-0.5%	-3.6%
Subtotal	1.8%	1.9%	2.0%	4.4%	1.7%	0.2%	1.6%	1.2%	-0.6%	-2.9%

Operating Same Store	1.4%	0.1%	2.1%	4.6%	0.9%	-3.1%	1.4%	1.2%	-0.9%	-4.2%

Including revenue straight-line adjustment:
Total Same Store	1.0%	-0.2%			0.2%	-3.5%

SAME STORE
(EXCLUDES 3 FULL RENOVATION COMMUNITIES)

Dollars in thousands	Three Months Ended March 31,		Percent
	2010	2009	Change
Revenues
Operating	$ 87,349	$ 87,284	0.1%
Straight-line adjustment (1)	19	227
Total Same Store	$ 87,368	$ 87,511	-0.2%

Expense	$ 37,352	$ 35,707	4.6%

NOI
Operating	$ 49,997	$ 51,577	-3.1%
Straight-line adjustment (1)	19	227
Total Same Store	$ 50,016	$ 51,804	-3.5%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE WITH BULK CABLE NETTED IN REVENUES
(EXCLUDES 3 FULL RENOVATION COMMUNITIES)

Dollars in thousands	Three Months Ended March 31,		Percent
	2010	2009	Change
Revenues
Operating	$ 85,859	$ 87,220	-1.6%
Straight-line adjustment (2)	19	227
Total Same Store	$ 85,878	$ 87,447	-1.8%

Expense	$ 35,862	$ 35,643	0.6%

NOI
Operating	$ 49,997	$ 51,577	-3.1%
Straight-line adjustment (2)	19	227
Total Same Store	$ 50,016	$ 51,804	-3.5%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS 3 FULL RENOVATION COMMUNITIES
(AN ADDITIONAL 794 UNITS)

Dollars in thousands	Three Months Ended March 31,		Percent
	2010	2009	Change
Revenues
Operating	$ 89,134	$ 89,067	0.1%
Straight-line adjustment (3)	44	225
Total Same Store	$ 89,178	$ 89,292	-0.1%

Expense	$ 38,198	$ 36,481	4.7%

NOI
Operating	$ 50,936	$ 52,586	-3.1%
Straight-line adjustment (3)	44	225
Total Same Store	$ 50,980	$ 52,811	-3.5%

(3) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended	Trailing
	March 31, 2010	4 Quarters
Net income attributable to Mid-America Apartment Communities, Inc.	$ 9,412	$ 35,484
Depreciation	25,080	97,514
Interest expense	13,891	56,756
Loss on debt extinguishment	-	143
Amortization of deferred financing costs	595	2,363
Net casualty gain and other settlement proceeds	(527)	(703)
Gain on sale of non-depreciable assets	-	(15)
Gain on sale of discontinued operations	-	(3,217)
EBITDA	$ 48,451	$ 188,325

	Three Months Ended March 31,
	2010	2009
EBITDA/Debt Service	3.42x	3.27x
Fixed Charge Coverage (1)	2.83x	2.77x
Total Debt as % of Total Gross Assets	49%	51%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

NOI BRIDGE (Dollars in thousands)

	Three Months Ended
	Mar 31, 2010	Dec 31, 2009	Mar 31, 2009
NOI
Same store	$ 50,016	$ 49,922	$ 51,804
Non-same store	5,761	5,149	3,947
Total NOI	55,777	55,071	55,751
Held for sale NOI included above	-	(191)	(446)
Management fee income	136	88	64
Depreciation	(25,080)	(24,703)	(23,585)
Acquisition expense	24	(811)	(2)
Property management expense	(4,277)	(4,469)	(4,241)
General and administrative expense	(2,811)	(3,014)	(2,457)
Interest and other non-property income	315	76	80
Interest expense	(13,891)	(14,022)	(14,229)
Gain (loss) on debt extinguishment	-	-	3
Amortization of deferred financing costs	(595)	(593)	(606)
Net casualty gains (loss) and other settlement proceeds	527	285	(144)
Gains on sale of non-depreciable assets	-	14	-
Loss from real estate joint ventures	(276)	(176)	(196)
Discontinued operations	-	2,225	1,853
Net income attributable to noncontrolling interests	(437)	(474)	(706)
Net income attributable to Mid-America Apartment Communities, Inc.	$ 9,412	$ 9,306	$ 11,139

Net Operating Income (NOI)
Net operating income represents total property revenues less total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. We believe NOI by market is a helpful tool in evaluating the operating performance within our markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

DEBT AS OF MARCH 31, 2010
Dollars in thousands

DEBT OUTSTANDING SUMMARIES				Average
				Years to
			Principal	Contract	Effective
			Balance	Maturity	Rate
	Conventional - Fixed Rate or Swapped		$ 906,213	3.3	5.4%
	Tax-free - Fixed Rate or Swapped		37,405	6.9	4.7%
	Conventional - Variable Rate (1)		192,829	4.3	1.0%
	Conventional - Variable Rate - Capped (2)		157,936	6.2	0.8%
	Tax-free - Variable Rate - Capped (2)		64,350	1.9	1.1%
		Total Debt Outstanding	$ 1,358,733	3.7	4.0%

	(1) Includes a $15 million mortgage with an imbedded cap at a 7% rate.
	(2) When capped rates are not reached, the average rate represents the rate on the underlying variable debt.

			Line	Amount	Amount
			Limit	Collateralized	Borrowed
	Fannie Mae Credit Facilities		$ 1,044,429	$ 1,044,429	$ 944,833
	Freddie Mac Credit Facilities		300,000	298,247	298,247
	Regions Credit Facility		50,000	48,675	-
	Other Borrowings		115,653	115,653	115,653
		Total Debt	$ 1,510,082	$ 1,507,004	$ 1,358,733

CONTRACT MATURITIES
	Line Limit
	Credit Facilities
	Fannie Mae	Freddie Mac	Regions	Other	Total
2010	$ -	$ -	$ -	$ -	$ -
2011	80,000	100,000	-	-	180,000
2012	80,000	-	50,000	-	130,000
2013	203,193	-	-	-	203,193
2014	321,236	200,000	-	18,203	539,439
2015	120,000	-	-	52,729	172,729
Thereafter	240,000	-	-	44,721	284,721
Total	$ 1,044,429	$ 300,000	$ 50,000	$ 115,653	$ 1,510,082

SWAPS AND FIXED RATE MATURITIES

	Swap Balances			Total
		SIFMA	Fixed Rate		Contract
	LIBOR	(formerly BMA)	Balances	Balance	Rate
2010	$ 100,000	$ 8,365	$ -	$ 108,365	5.8%
2011	158,000	-	-	158,000	5.2%
2012	150,000	17,800	-	167,800	5.1%
2013	190,000	-	-	190,000	5.2%
2014	144,000	-	18,203	162,203	5.7%
2015	75,000	-	37,529	112,529	5.6%
Thereafter	-	-	44,721	44,721	5.6%
Total	$ 817,000	$ 26,165	$ 100,453	$ 943,618	5.4%

OTHER DATA

PER SHARE DATA	Three Months Ended March 31,
	2010	2009
Dividend paid per common share	$0.615	$0.615

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common - quarterly	$0.6150	4/30/2010	4/15/2010
Preferred Series H - quarterly	$0.51875	3/23/2010	3/12/2010

PREFERRED STOCK	Number of	Liquidation	Total	Earliest
	Shares Issued	Preference	Liquidation	Optional
	and Outstanding	per Share	Value	Call Date
8.30% Series H Cumulative Redeemable
Preferred Stock	6,200,000	$ 25.00	$ 155,000,000	8/11/2008

On May 3, 2010, Mid-America Apartment Communities, Inc. announced a partial redemption of the 8.30% Series H Cumulative
Redeemable Preferred Stock. For details on the redemption, please refer to the Form 8-K filed on May 3, 2010 which includes a copy of the press release.